UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 14, 2021

(Date of earliest event reported)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

(212) 905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PNNT	The Nasdaq Stock Market LLC
5.50% Notes due 2024	PNNTG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 14, 2021, PennantPark Investment Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, PennantPark Investment Advisers, LLC, PennantPark Investment Administration, LLC and Raymond James & Associates, Inc., Keefe, Bruyette & Woods, Inc. and Truist Securities, Inc., as representatives of the several underwriters named on Schedule A to the Underwriting Agreement, in connection with the issuance and sale of $150,000,000 aggregate principal amount of the Company’s 4.50% Notes due 2026 (the “Offering”). The closing of the Offering is expected to occur on April 21, 2021, subject to customary closing conditions.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-230014) previously filed with the Securities and Exchange Commission (the “Registration Statement”), as supplemented by a preliminary prospectus supplement, dated April 14, 2021 (the “Preliminary Prospectus Supplement”), a final prospectus supplement, dated April 14, 2021 (the “Final Prospectus Supplement”), and the pricing term sheet filed with the Securities Exchange Commission on April 15, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this Current Report on Form 8-K as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements:

None

(b)	Pro forma financial information:

None

(c)	Shell company transactions:

None

(d)	Exhibits

1.1

Underwriting Agreement, dated April  14, 2021, by and among the Company, PennantPark Investment Advisers, LLC, PennantPark Investment Administration, LLC and Raymond James & Associates, Inc., Keefe, Bruyette  & Woods, Inc. and Truist Securities, Inc., as representatives of the several underwriters named on Schedule A thereto.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2021	PENNANTPARK INVESTMENT CORPORATION

	By:	/s/ Aviv Efrat
Aviv Efrat
Chief Financial Officer & Treasurer